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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                OCTOBER 24, 1997




                            WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



   NORTH CAROLINA                 0-22321                  56-2007717
(State of Incorporation)   (Commission File No.)         (I.R.S. Employer
                                                        Identification No.)




                               1368 SALISBURY ROAD
                        MOCKSVILLE, NORTH CAROLINA 27028
                    (Address of principal executive offices)



                                 (704) 634-3000
              (Registrant's telephone number, including area code)


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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On October 24, 1997, Wheels Sports Group, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") with High Performance Sports Marketing, Inc., a North Carolina corporation ("High Performance"). The Agreement provides for the merger of High Performance with and into a wholly-owned subsidiary of the Company formed for the sole purpose of completing the merger (the "HP Subsidiary"). The merger was completed on October 24, 1997, on the terms set forth below (substantially as disclosed in the Company's Form 8-K as filed on October 17, 1997).

         The consideration paid by the Company pursuant to the Agreement consisted of cash in the amount of $1,672,000 (the "Initial Cash Payment"); 444,445 shares of the Company's Common Stock; and promissory notes in the aggregate principal amount of $1 million (the "Notes"). The Company is obligated to make an additional cash payment of $3.25 million on or before November 28, 1997 (the "Final Cash Payment").

         All principal and accrued interest under the Notes are due on October 24, 1998, subject to prepayment at the Company's option. The Notes are unsecured and bear interest at the rate of 10% per annum. The shares of Common Stock were issued without registration under the Act, and the Company granted "piggyback" registration rights to the holders of the Common Stock. The Company has entered into employment agreements with two High Performance officers, Randy C. Baker and David W. Dupree. In addition, Mr. Baker was appointed to the Company's Board of Directors effective as of the closing.

         In order to fund the Initial Cash Payment, the Company obtained a $1,672,000 unsecured bank loan on October 24, 1997. The loan bears interest at the lender's prime rate and is due and payable on December 1, 1997. The Company intends to obtain long-term financing in order to refinance the short-term bank loan and to fund the Final Cash Payment. Morgan Keegan & Company, Memphis, Tennessee, is serving as an advisor to the Company in its efforts to obtain the financing required in connection with the High Performance merger. However, there can be no assurance that the Company will obtain the financing required to fund the Final Cash Payment or to refinance the short-term bank debt. The Agreement provides that in the event the Company fails to make the Final Cash Payment on or before November 28, 1997, the High Performance shareholders shall have a right to return the 444,445 shares of Common Stock, the Initial Cash Payment and the Notes to the Company in exchange for all of the issued and outstanding capital stock of the HP Subsidiary. In such event, the High Performance shareholders would also be entitled to be reimbursed by the Company for costs and expenses incurred by them in connection with the Agreement.

                                       2

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FORWARD LOOKING STATEMENTS

         The statements contained in this report that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company's expectations, hopes, intentions or strategies regarding the future. Forward looking statements include expectations of trends to continue through the remainder of the forthcoming year. Forward looking statements involve a number of risks and uncertainties. Among other factors that would cause actual results to differ materially are the following: the inability to obtain the long-term financing described above; the inability to close other acquisitions which may be undertaken by the Company, including but not limited to the previously announced acquisition of Press Pass Partners; business conditions and growth in the markets for collectible sports trading cards and other NASCAR related merchandise; competitive factors, such as the entry of new competitors into the NASCAR trading card and merchandise markets; the loss of license agreements with certain NASCAR drivers or team owners; inventory risks due to shifts in market demand; changes in product mix; and the risk factors listed from time to time in the Company's SEC reports, including but not limited to the Company's reports on Form 10-QSB, 8-K, 10-KSB, Annual Reports to Shareholders, and reports or other documents filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934. All forward looking statements included herein are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward looking statements. It is important to note that the Company's actual results could differ materially from those in such forward looking statements due to the factors cited above. As a result of these factors, there can be assurance the Company will not experience material fluctuations in future operating results on a quarterly or annual basis, which would materially and adversely affect the Company's business, financial condition and results of operations.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

ITEM 5.           OTHER EVENTS

                  Not applicable.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) It is impracticable to provide the required financial statements for High Performance Sports Marketing, Inc. at this time. In accordance with Item 7(a)(1) of Form 8-K, the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

                  (b) It is impracticable to provide the required pro forma financial information for High Performance Sports Marketing, Inc. and the Company at this time. In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

                  (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:


                                                                                              Reg. S-K
Exhibit No.                Description                                                        Item No.
-----------                -----------                                                        --------
*    2.4                   Agreement and Plan of Reorganization among Wheels                         2
                           Sport Group, Inc., High Performance Acquisition
                           Company, High Performance Sports Marketing, Inc.,
                           Randy C. Baker and David W. Dupree dated October 3,
                           1997.

     2.5                   First Amendment to Agreement and Plan of Reorganization                   2
                           among Wheels Sport Group, Inc., High Performance Acquisition
                           Company, High Performance Sports Marketing, Inc., Randy C.
                           Baker and David W. Dupree dated October 24, 1997.

     10.1.8                Employment Agreement dated October 3, 1997, by and between               10
                           Randy C. Baker and the Company.

     10.1.9                Employment Agreement dated October 3, 1997, by and between               10
                           David W. Dupree and the Company.

     10.9.4                Lease Agreement dated March 1, 1997, by and between                      10
                           Beale Street Realty, LLC as landlord and High
                           Performance Sports Marketing, Inc. as tenant.

     10.15.1               Promissory Note in the principal amount of $850,000 dated                10
                           October 3, 1997, from the Company to Randy C. Baker.

     10.15.2               Promissory Note in the principal amount of $150,000 dated                10
                           October 3, 1997, from the Company to David W. Dupree.

     10.15.3               Promissory Note in the principal amount of $1,672,000 from the           10
                           Company to Peoples Bank.

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* Previously filed with the Company's Form 8-K filed on October 17, 1997.

ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Not applicable.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WHEELS SPORTS GROUP, INC.


Date:  November 7, 1997                    By:  /s/ Howard L. Correll, Jr.
                                               ----------------------------
                                               Howard L. Correll, Jr., Chairman
                                               of the Board, Chief Executive
                                               Officer and President

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

                                  EXHIBIT INDEX


                                                                                                  Reg. S-K
Exhibit No.               Description                                                             Item No.
-----------               -----------                                                             --------
*     2.4                 Agreement and Plan of Reorganization among Wheels                              2
                          Sport Group, Inc., High Performance Acquisition Company,
                          High Performance Sports Marketing, Inc., Randy C. Baker
                          and David W. Dupree dated October 3, 1997.

      2.5                 First Amendment to Agreement and Plan of Reorganization                        2
                          among Wheels Sport Group, Inc., High Performance Acquisition
                          Company, High Performance Sports Marketing, Inc., Randy C.
                          Baker and David W. Dupree dated October 24, 1997.

      10.1.8              Employment Agreement dated October 3, 1997, by and between                    10
                          Randy C. Baker and the Company.

      10.1.9              Employment Agreement dated October 3, 1997, by and between                    10
                          David W. Dupree and the Company.

      10.9.4              Lease Agreement dated March 1, 1997, by and between                           10
                          Beale Street Realty, LLC as landlord and High
                          Performance Sports Marketing, Inc. as tenant.

      10.15.1             Promissory Note in the principal amount of $850,000 dated                     10
                          October 3, 1997, from the Company to Randy C. Baker.

      10.15.2             Promissory Note in the principal amount of $150,000 dated                     10
                          October 3, 1997, from the Company to David W. Dupree.

      10.15.3             Promissory Note in the principal amount of $1,672,000 from the                10
                          Company to Peoples Bank.


* Previously filed with the Company's Form 8-K filed on October 17, 1997.